ADVISER AND ADMINISTRATOR
   AQUILA MANAGEMENT CORPORATION
   380 Madison Avenue, Suite 2300
   New York, New York 10017

BOARD OF TRUSTEES
   Lacy B. Herrmann, Chairman
   Paul Y. Clinton
   Theodore T. Mason
   Diana P. Herrmann

OFFICERS
   Lacy B. Herrmann, President
   Diana P. Herrmann, Vice President
   Rose F. Marotta, Chief Financial Officer
   Joseph P. DiMaggio, Treasurer
   Edward M.W. Hines, Secretary

DISTRIBUTOR
   AQUILA DISTRIBUTORS, INC.
   380 Madison Avenue, Suite 2300
   New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
   PFPC Inc.
   400 Bellevue Parkway
   Wilmington, Delaware 19809

CUSTODIAN
   BANK ONE TRUST COMPANY, N.A.
   1111 Polaris Parkway
   Columbus, Ohio 43240

INDEPENDENT AUDITORS
   KPMG LLP
   757 Third Avenue
   New York, New York 10017

Further information is contained in the Prospectus, which must precede or accompany this report.

Independent Auditors' Report


To the Board of Trustees and Shareholders of Aquila Cascadia Equity Fund:


We have audited the accompanying statement of assets and liabilities of Aquila Cascadia Equity Fund as of December 31, 2002, and the related statements of operations for the year then ended and the nine-month period ended December 31, 2001, the statements of changes in net assets for the year ended December 31, 2002, the nine-month period ended December 31, 2001, and the year ended March 31, 2001, and the financial highlights for the year ended December 31, 2002, the nine-month period ended December 31, 2001 and each of the years in the four-year period ended March 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Cascadia Equity Fund as of December 31, 2002, results of its operations, changes in its net assets, and financial highlights for each of the periods referred to above in conformity with accounting principles generally accepted in the United States of America.




/s/  KPMG LLP
-------------
New York, New York
February 7, 2003










ANNUAL
REPORT

DECEMBER 31, 2002


<TABLE

                           AQUILA CASCADIA EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  DECEMBER 31, 2002


 ASSETS

   Cash ...................................................................................       $ 19,102
                                                                                               -----------
   Total assets ...........................................................................         19,102
                                                                                               -----------

LIABILITIES

   Accrued expenses .......................................................................         18,100
                                                                                               -----------
   Total liabilities ......................................................................         18,100
                                                                                               -----------
NET ASSETS ................................................................................    $     1,002
                                                                                               ===========

   Net Assets consist of:
   Capital Stock - Authorized an unlimited number of shares
      par value $.01 per share ............................................................    $         1
   Additional paid-in capital .............................................................        119,130
   Accumulated net realized loss on investments ...........................................       (118,129)
                                                                                               -----------
                                                                                               $     1,002
                                                                                               ===========

CLASS A
   Net Assets .............................................................................    $     1,002
                                                                                               ===========

   Capital shares outstanding .............................................................         86.473
                                                                                               ===========

   Net asset value and redemption price per share .........................................    $     11.59
                                                                                               ===========

   Offering price per share (100/95.75 of $11.59 adjusted to nearest cent) ................    $     12.10
                                                                                               ===========


                 See accompanying notes to financial statements.

 		             AQUILA CASCADIA EQUITY FUND
                             STATEMENTS OF OPERATIONS


                                                                          YEAR ENDED             NINE MONTHS ENDED
                                                                       DECEMBER 31, 2002         DECEMBER 31, 2001
                                                                --------------------------     ----------------------



INVESTMENT INCOME:
   Dividends ................................................          $    69,483                        $   103,041

Expenses:
   Advisory and Administrative fees (note 3) ................   $    49,794                    $    74,834
   Sub-Advisory fees (note 3) ...............................        43,570                         65,480
   Legal fees ...............................................        54,247                         27,409
   Audit and accounting fees ................................        17,700                         13,874
   Trustees' fees and expenses ..............................        11,363                         18,751
   Distribution and service fees (note 3) ...................         8,394                         14,095
   Transfer and shareholder servicing agent fees ............         9,621                          8,297
   Registration fees ........................................         8,935                         15,399
   Shareholders' reports ....................................        11,617                         14,083
   Custodian fees ...........................................         2,265                          1,936
   Amortization of organization expenses (note 2) ...........             -                          8,190
   Miscellaneous ............................................         5,868                          7,420
                                                                -----------                    -----------
   Total expenses ...........................................       223,374                        269,768

   Advisory and Administrative fees waived (note 3) .........       (43,222)                       (60,530)
   Sub-Advisory fees waived (note 3) ........................       (37,820)                       (51,175)
   Expenses paid indirectly (note 6) ........................        (5,643)                       (17,793)
                                                                 -----------                    -----------
   Net expenses .............................................        136,689                        140,270
                                                                 -----------                    -----------
   Net investment loss ........................                     (67,206)                       (37,229)
                                                                 -----------                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from securities transactions ....        74,034                       (192,161)
   Change in unrealized appreciation on investments .........    (2,356,012)                        132,252
                                                                -----------                    -----------
   Net realized and unrealized gain (loss) on
      investments ..........................................     (2,281,978)                       (59,909)
                                                                 -----------                    -----------
   Net change in net assets resulting from
     operations ..............................                  $(2,349,184)                   $   (97,138)
                                                                 ===========                    ===========

                 See accompanying notes to financial statements.

                           AQUILA CASCADIA EQUITY FUND
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED            NINE MONTHS ENDED          YEAR ENDED
                                                                   DECEMBER 31, 2002        DECEMBER, 31 2001        MARCH 31, 2001
                                                                   -----------------        -----------------        --------------

OPERATIONS:
   Net investment loss ........................................      $    (67,206)            $    (37,229)           $   (107,179)
   Net realized gain (loss) from securities transactions ......            74,034                 (192,161)                204,533
   Change in unrealized appreciation on investments ...........        (2,356,012)                 132,252              (5,931,168)
                                                                     ------------             ------------            ------------
      Change in net assets from operations ....................        (2,349,184)                 (97,138)             (5,833,814)
                                                                     ------------             ------------            ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5):
   Class A Shares:
   Net realized gain on investments ...........................                 -                  (26,780)                (34,264)
   Class C Shares:
   Net realized gain on investments ...........................                 -                  (23,667)                (36,848)

   Class Y Shares:
   Net realized gain on investments ...........................                 -                 (153,988)               (206,768)
                                                                     ------------             ------------            ------------

      Change in net assets from distributions  ................                 -                 (204,435)               (277,880)
                                                                     ------------             ------------            ------------

CAPITAL SHARE TRANSACTIONS (NOTE 7):
   Proceeds from shares sold ..................................            89,012                  332,939               1,543,848
   Reinvested distributions ...................................                 -                  146,004                 195,532
   Cost of shares redeemed ....................................        (9,693,260)              (1,078,118)             (1,347,690)
                                                                     ------------             ------------            ------------
      Change in net assets from capital share transactions ....        (9,604,248)                (599,175)                391,690
                                                                     ------------             ------------            ------------
      Change in net assets ....................................       (11,953,432)                (900,748)             (5,720,004)

NET ASSETS:
   Beginning of period ........................................        11,954,434               12,855,182              18,575,186
                                                                     ------------             ------------            ------------
   End of period ..............................................      $      1,002             $ 11,954,434            $ 12,855,182
                                                                     ============             ============            ============


                 See accompanying notes to financial statements.

AQUILA CASCADIA EQUITY FUND
NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

   Aquila Cascadia Equity Fund (the "Fund"), is a diversified open-end investment company organized as a Massachusetts business trust. The Fund began its investment operations as a capital appreciation fund on September 9, 1996. The Fund is authorized to issue an unlimited number of shares and began offering Class A, Class C and Class Y shares on August 13, 1996. Class A shares are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class
Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On July 31, 2000, the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class. On May 7, 2001, the Board of Trustees approved a change in the Fund's fiscal year end from March 31 to December 31. On June 9, 2002, the Trustees unanimously determined that in the best interest of the Fund's shareholders the Fund should be closed, pending shareholder approval. On August 15, 2002, shareholders of record as of June 14, 2002 voted to close the Fund. All of the Fund's shares were redeemed with the exception of Aquila Management Corporation's holdings in the Fund. Aquila Management Corporation currently owns 100% of the shares outstanding.


2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are inconformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system or, if there has been no sale that day, at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.


b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

 AQUILA CASCADIA EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
(continued)

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ORGANIZATION EXPENSES: The Fund's organizational expenses were amortized on a straight-line basis over five years.

e) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

f) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

   Management affairs of the Fund are conducted through two separate management arrangements.

   Aquila Management Corporation, the Fund's founder and sponsor, serves as Adviser and Administrator (the "Adviser") for the Fund under an Advisory and Administration Agreement. Under this agreement, the Adviser provides such advisory services to the Fund, in addition to those services provided by the Sub-Adviser, as the Adviser deems appropriate. Besides its advisory services, it also provides all administrative services, other than those relating to the Fund's investment portfolio handled by the Sub-Adviser. This includes providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Adviser is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.80 of 1% on the first $15 million; 0.65 of 1% on the next $35 million and 0.50 of 1% on the excess above $50 million.

  AQUILA CASCADIA EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
(continued)

The Fund also has an Investment Sub-Advisory Agreement with Ferguson Wellman Capital Management, Inc. (the "Sub-Adviser"). Under this agreement, the Sub-Adviser supervises the investment program of the Fund and the composition of its portfolio, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.70 of 1% on the first $15 million; 0.55 of 1% on the next $35 million and 0.40 of 1% on the excess above $50 million. On
 August 5, 2002, Ferguson Wellman Capital Management, Inc. resigned as sub-aviser to theFund.

For the period January 1, 2001 through July 2, 2002, the Adviser and the Sub-Adviser voluntarily agreed to waive the Fund's total operating expenses in excess of approximately 1.50%, on an annualized basis, of the aggregate net assets of all classes.

   Specific details as to the nature and extent of the services provided by the Adviser and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

   The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.25% of the Fund's average net assets represented by Class A Shares. For the year ended December 31, 2002, service fees on Class A Shares amounted to $1,876, of which the Distributor received $181.

   Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 2002, amounted to $4,889. In addition, under a Shareholder Services
Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 2002, amounted to $1,629. The total of these payments with respect to Class C Shares amounted to $6,518 of which the Distributor received $1,747.

   Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

AQUILA CASCADIA EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
(continued)

   Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within the Fund's general investment region, with the bulk of sales commissions inuring to such dealers. For the year ended December 31, 2002, total commissions on sales of Class A Shares amounted to $2,142 of which the Distributor received $4.

c) OTHER RELATED PARTY TRANSACTIONS

   For the year ended December 31, 2002, the Fund accrued legal fees of $54,247 of which $47,473 were allocable to Hollyer Brady Smith & Hines LLP, counsel to the Fund, for legal services in conjunction with the Fund's operations. The Secretary of the Fund is a Partner of Hollyer Brady Smith & Hines LLP.

4. PURCHASES AND SALES OF SECURITIES

   For the year ended December 31, 2002, purchases of securities and proceeds from the sales of securities aggregated $917,958 and $10,238,521, respectively.

   At December 31, 2002, the Fund has a capital loss carryover of $118,129, which, if not offset by future net realized security gains will expire on December 31, 2009. As of December 31, 2002 Aquila Cascadia Equity Fund reclassified $67,206 from accumulated Undistributed net investment loss to paid-in capital. Net assets were not affected by these changes.

5. DISTRIBUTIONS

   The Fund anticipates that, to the extent necessary, income generated by its investment portfolio will be used primarily to offset the Fund's operating expenses. Whatever income that accrues above the level of the Fund's operating expenses will be distributed annually to shareholders. Net realized capital gains, if any, will be distributed annually and are taxable.

   Distributions are recorded by the Fund on the ex-dividend date and paid to shareholders in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains.


As of December 31, 2002 the components of distributable earnings on a tax basis were as follows:


Accumulated net realized loss         $(118,129)

AQUILA CASCADIA EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
(continued)

6. EXPENSES

   The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund
expenses whenever there are uninvested cash balances.   The Statement of
Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in equity securities rather than leave cash on deposit.

7. CAPITAL SHARE TRANSACTIONS

  Transactions in Capital Shares of the Fund were as follows:

                                             YEAR ENDED                    NINE MONTHS ENDED
                                          DECEMBER 31, 2002                DECEMBER 31, 2001
                                     ----------------------------     --------------------------
                                        SHARES          AMOUNT           SHARES         AMOUNT

CLASS A SHARES:
   Proceeds from shares sold ...          5,498       $    79,399           11,118    $  168,829
   Reinvested dividends and
      distributions ............               -                -            1,213        18,307
   Cost of shares redeemed .....        (108,976)      (1,310,197)         (17,187)     (260,367)
                                     -----------     ------------     ------------    ----------
      Net change ...............        (103,478)      (1,230,798)          (4,856)      (73,231)
                                     -----------     ------------     ------------    ----------

CLASS C SHARES:
   Proceeds from shares sold ...             134            1,844            4,837        74,685
   Reinvested dividends and
      distributions ............               -                -              198         2,875
   Cost of shares redeemed .....         (91,465)      (1,048,915)         (23,850)     (357,069)
                                     -----------     -------------    ------------    ----------
      Net change ...............         (91,331)      (1,047,071)         (18,815)     (279,509)
                                     -----------     -------------    ------------    ----------

CLASS Y SHARES:
   Proceeds from shares sold ...             532            7,769            5,625        89,425
   Reinvested dividends and
      distributions ............               -               -             8,185       124,822
   Cost of shares redeemed .....        (595,254)      (7,334,148)         (30,327)     (460,682)
                                     -----------     ------------     ------------    ----------
      Net change ...............        (594,722)      (7,326,379)         (16,517)     (246,435)
                                     -----------     ------------     ------------    ----------

Total transactions in Fund
   shares ......................        (789,531)    $ (9,604,248)         (40,188)   $ (599,175)
                                     ===========     ============     ============    ==========



AQUILA CASCADIA EQUITY FUND
                                   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                                                               Class A
                                                ---------------------------------------------------------------------

                                                               Period(1)               Year Ended March 31,
                                                 Year Ended     Ended      ------------------------------------------
                                                   12/31/02   12/31/01      2001        2000        1999        1998
                                                -----------   --------     ------      ------      ------      ------


Net asset value, beginning of period .........     $15.07      $15.45      $22.72      $16.46      $16.89      $12.95
                                                   ------      ------      ------      ------      ------      ------
Income (loss) from investment operations:
   Net investment loss .......................     (0.21)      (0.06)      (0.14)      (0.10)         -          -
   Net gain (loss) on securities
      (both realized and unrealized) .........     (3.27)      (0.06)      (6.81)       7.05       (0.43)       3.94
                                                   ------      ------      ------      ------      ------      ------
   Total from investment operations ..........     (3.48)      (0.12)      (6.95)       6.95       (0.43)       3.94
                                                   ------      ------      ------      ------      ------      ------

Less distributions (note 5):
   Distributions from capital gains ..........       -         (0.26)      (0.32)      (0.69)        -           -
                                                   ------      ------      ------      ------      ------      ------
Net asset value, end of period ...............     $11.59      $15.07      $15.45      $22.72      $16.46      $16.89
                                                   ======      ======      ======      ======      ======      ======

Total return (not reflecting sales charge) ...     (30.03)%    (0.76)%+    (30.78)%    43.07%      (2.55)%     30.42%

Ratios/supplemental data
   Net assets, end of period
      (in thousands) .........................     $1          $1,561      $1,675      $1,893      $2,119      $2,709
   Ratio of expenses to average
      net assets .............................     2.63%       1.79%*       1.66%       1.67%       1.92%       1.77%
   Ratio of net investment loss
      to average net assets ..................    (1.57)%     (0.69)%*    (0.75)%     (0.53)%     (0.25)%     (0.18)%
   Portfolio turnover rate ...................     15.36%      21.23%+     28.77%      37.46%      26.62%      29.38%

The expense and net investment loss ratios without the effect of the Adviser's and Sub-Adviser's voluntary waiver of fees were:

   Ratio of expenses to average
      net assets .................. ..........    3.83%       2.79%*       2.61%       2.44%       2.37%       2.76%
   Ratio of net investment loss to
      average net assets .....................    (2.77)%    (1.69)%*    (1.70)%     (1.30)%     (0.70)%     (1.17)%

The expense ratios after giving effect to the waivers and expense offset for uninvested cash balances were:

   Ratio of expenses to average
      net assets .............................     2.53%      1.60%*       1.63%       1.65%       1.80%       1.75%



(1) For the period April 1, 2001 through December 31, 2001.
 +   Not annualized.
 *   Annualized.